Rule 497(e)

Registration No. 333-271759

Madison ETFs Trust

(the “Trust”)

Supplement dated September 1, 2026

This Supplement dated September 1, 2026, amends the Statement of Additional Information (SAI)

for the Trust dated October 31, 2025, as amended.

Effective as of the date hereof, the Board of Trustees of the Trust appointed K. Robert J. Batchelor as an Independent Trustee of the Trust. The applicable information below is amended and restated as follows in the “Management of the Trust” section of the SAI.

Management of the Trust

Trustees and Officers. The following row is added to the Independent Trustees table on page 21:

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
K. Robert J. Batchelor Born: 1974	Trustee, Indefinite term; since 2026	CEO and Co-Founder, Entasis Asset Management, 2016 - Present President and Co-Founder, CSC Investments, LLC, 2015 – Present	6	NA

2 As of the date of this supplement, the “Fund Complex” consists of the Madison Mid Cap ETF, other series of Madison ETFs Trust consisting of 5 portfolios, Madison Funds with 12 portfolios, the Ultra Series Fund with 12 portfolios, for a grand total of 28 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.

Board Qualifications. The second sentence in the second paragraph under the heading “Board Qualifications,” on page 23 is deleted and replaced in its entirety as follows:

Mr. Riege, Mr. Struthers and Mr. Batchelor each have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), and the investment management business (for Mr. Struthers and Mr. Batchelor).

Board Committees. The first paragraph under the heading “Board Committees,” on page 23 is deleted and replaced in its entirety as follows:

The Board of Trustees has established two standing committees to help manage the funds, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Mr. Riege, Mr. Struthers and Mr. Batchelor, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Steven P. Riege, and the Chair of the Audit Committee is Richard E. Struthers.

Trustees Holdings. As of the date of this Supplement, Mr. Batchelor does not hold Securities in the Trust, or the Trust Complex as defined in the SAI.

Please keep this Supplement with your records for future reference.